U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): June 23, 2004


                        FREESTAR TECHNOLOGY CORPORATION
         (Exact name of registrant as specified in its charter)


                                   Nevada
        (State or jurisdiction of incorporation or organization)


                                  0-28749
                         (Commission File Number)


                                 88-0446457
                 (I.R.S. Employer Identification Number)


     Calle Fantino Falco, J.A. Baez Building, 2nd Floor, Santo Domingo,
                             Dominican Republic
                 (Address of principal executive offices)


               Registrant's telephone number:  (809) 503-5911



          Former name or former address, if changed since last report)


ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) Effective on June 23, 2004, the independent accountant who was previously engaged as the principal accountant to audit the Registrant's financial statements, Stonefield Josephson, Inc., was dismissed. The decision to dismiss this accountant was approved by the Registrant's board of directors. This accountant audited the Registrant's financial statements for the period of May 25, 2001 (date of inception) through June 30, 2002 and for the fiscal year ended June 30, 2003. This firm's report on these financial statements was modified as to uncertainty that the Registrant will continue as a going concern; other than this, the accountant's report on the financial statements for those periods neither contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the period of May 25, 2001 (date of inception) through June 30, 2002 and for the fiscal year ended June 30, 2003, and the subsequent interim period preceding such dismissal, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, there were no "reportable events" as described in Item 304(a)(1)(iv)(B)1 through 3 of Regulation S-B that occurred within the period of May 25, 2001 (date of inception) through June 30, 2002 and for the fiscal year ended June 30, 2003, and the subsequent interim period preceding the former accountant's dismissal.

     (b) Effective on June 23, 2004, the firm of Russell Bedford Stefanou Mirchandani LLP has been engaged to serve as the new principal accountant to audit the Registrant's financial statements. The decision to retain this accountant was approved by the Registrant's board of directors. During the period of May 25, 2001 (date of inception) through June 30, 2002 and for the fiscal year ended June 30, 2003, and the subsequent interim period prior to engaging this accountant, neither the Registrant (nor someone on its behalf) consulted the newly engaged accountant regarding any matter.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.

                             SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       FreeStar Technology Corporation



Dated: July 13, 2004                   By: /s/ Paul Egan
                                       Paul Egan, President

                                EXHIBIT INDEX

Number                  Description

16    Letter on Change in Certifying Accountant (see below).

                                   EX-16

             LETTER ON CHANGE IN CERTIFYING ACCOUNTANT

                       Stonefield Josephson, Inc.
                         4 Park Plaza Suite 900
                        Irvine, California 92614
                            (949) 653-9400


June 28, 2004


U.S. Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir/Madame:

We have read Item 4 of Form 8-K dated June 24, 2004, of Freestar Technology Corporation ("the Registrant") and are in agreement with the statements contained in the 1st and 2nd paragraph. We have no basis to agree or disagree with the statements included in the 3rd paragraph. We do want to clarify a sequence of events taking place before and after our dismissal which is summarized in the following paragraph.

We were dismissed by the Registrant on June 23, 2004, prior to our completion of the SAS 100 Review for quarter ended March 31, 2004. On June 24, 2004, the Form 10-QSB of the Registrant for the quarter ended March 31, 2004 was filed with the U.S. Securities and Exchange Commission. The Registrant filed a Form 8-K on June 24, 2004 regarding the Change in Registrant's Certifying Accountant and appointment of its new principal accountant, after the filing of its Form 10-QSB for the quarter ended March 31, 2004. We did not complete our review and consequently are not associated with the Registrant's condensed consolidated financial statements and notes and any other information contained in the Form 10-QSB for the quarter ended March 31, 2004 since prior to the filing of this Form 10-QSB, we had been dismissed and the Registrant had already appointed new principal accountant.


/s/  Stonefield Josephson, Inc.
CERTIFIED PUBLIC ACCOUNTANTS
Irvine, California
June 28, 2004